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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                _______________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                                _______________


        Date of Report (Date of earliest event reported): June 10, 1998




                           SUCCESS BANCSHARES, INC.
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            (Exact name of registrant as specified in its charter)


           Delaware                        0-23235               36-3497644
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(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employee
        incorporation)                                       Identification No.)


  One Marriott Drive, Lincolnshire, Illinois                         60069
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   (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code: (847) 634-4200


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ITEM 5.   OTHER EVENTS

     Reference is made to the press release of the Registrant, issued on June 10, 1998 which contains information meeting the requirements of this Item 5, and which is incorporated herein by this reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

    (c)   Exhibits.

    99.1 Press release dated June 10, 1998, relating to the resignation and replacement of the Registrant's chief financial officer and executive vice president.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        SUCCESS BANCSHARES, INC.
Date:  June 10, 1998


                                        By:   /s/ Saul D. Binder
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                                              Saul D. Binder
                                              President and
                                              Chief Executive Officer